Taxes Payable (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Taxes Payable
Sales Tax payable	¥ 277,201		¥ 290,272
Withholding individual income taxes for employees	378,103		306,861
EIT payable	1,790,393		2,116,014
Others	125,837		99,949
Total taxes payable	¥ 2,571,534	$ 362,193	¥ 2,813,096